QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 29, 2004
(Date of earliest event reported)

ORBITZ, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-50515 (Commission File Number)	52-2237052 (IRS Employer Identification No.)
200 S. Wacker Drive, Suite 1900 Chicago, Illinois 60606 (Address of principal executive offices, including zip code)
(312) 894-5000 (Registrant's telephone number, including area code)

        Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

        On September 29, 2004, Orbitz, Inc. (the "Registrant"), Cendant Corporation, a Delaware corporation ("Cendant"), and Robertson Acquisition Corporation, a Delaware corporation and an indirect wholly-owned subsidiary of Cendant ("Purchaser"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which, among other things, Purchaser will commence offers to purchase all of the Registrant's issued and outstanding shares of Class A common stock, par value $0.001 per share, and all of the Registrant's issued and outstanding shares of Class B common stock, par value $0.001 per share, at $27.50 per share in cash. Purchaser's obligation to accept the tendered shares for purchase is subject to, among other conditions set forth in Annex I of the Merger Agreement, there being validly tendered and not withdrawn prior to the expiration of the tender offers, at least a majority of the outstanding shares of Registrant (on a fully-diluted basis), when taken together with any shares of the Registrant beneficially owned by Cendant or Purchaser, and representing at least a majority of the voting power of the outstanding shares of the Registrant entitled to vote in the election of directors (the "Minimum Condition").

        Immediately following the execution and delivery of the Merger Agreement, certain stockholders of the Registrant, including all holders of Class B common stock (the "Class B Holders") and Jeffrey G. Katz, our Chief Executive Officer, entered into stockholder agreements (collectively, the "Stockholder Agreements" and each a "Stockholder Agreement") with Cendant and Purchaser, pursuant to which, each Class B Holder and Mr. Katz agreed, among other things, to tender their shares to Purchaser and to grant Cendant, or a designee of Cendant, a proxy with respect to voting all shares beneficially owned or controlled by the Class B Holders and Mr. Katz, in favor of the proposed transaction. The execution and delivery of the Stockholder Agreement by United Air Lines, Inc. and its performance obligations thereunder, including the obligation to tender shares of Class B common stock held by United Air Lines, Inc., will be effective upon the authorization and approval of the Bankruptcy Court for the Northern District of Illinois (Eastern Division). Pursuant to the Stockholder Agreements, and the agreement of the Class B Holders and Mr. Katz to tender their shares to Purchaser thereunder, the Minimum Condition will be satisfied, unless the Stockholder Agreements are terminated before Purchaser acquires such shares pursuant to the tender offer. The Stockholder Agreements terminate in the event the Merger Agreement is terminated. Shares subject to the Stockholder Agreements represent approximately 61% of the fully diluted shares outstanding of the Registrant and 95% of the voting power of the Registrant.

        A copy of the Merger Agreement, the Stockholder Agreements and the press release, dated September 29, 2004, relating to the above-described transactions, are attached as exhibits to this report and are incorporated herein by reference.

Notice To Investors

        This announcement is neither an offer to purchase nor a solicitation of an offer to sell securities. The tender offers for the outstanding shares of the Registrant's common stock described in this announcement have not commenced. At the time the offers are commenced, Purchaser will file a tender offer statement on Schedule TO with the Securities and Exchange Commission, and the Registrant will file a solicitation/recommendation statement on Schedule 14D-9. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement will contain important information that the Company's security holders should read carefully before any decision is made with respect to the tender offers. Those materials will be made available to the Registrant's security holders at no expense to them. In addition, all of those materials (and all other offer documents filed with the Securities and Exchange Commission) will be available at no charge on the Securities and Exchange Commission's Website at http://www.sec.gov/.

2

Item 9.01    Financial Statements and Exhibits

(c)
Exhibits

99.1
Agreement and Plan of Merger, dated September 29, 2004, by and among Cendant Corporation, Robertson Acquisition Corporation and Orbitz, Inc.

99.2
Stockholder Agreement, dated September 29, 2004, by and among Jeffrey G. Katz, Cendant Corporation and Robertson Acquisition Corporation.

99.3
Stockholder Agreement, dated September 29, 2004, by and among American Airlines, Inc., Cendant Corporation and Robertson Acquisition Corporation.

99.4
Stockholder Agreement, dated September 29, 2004, by and among Continental Airlines, Inc., Cendant Corporation and Robertson Acquisition Corporation.

99.5
Stockholder Agreement, dated September 29, 2004, by and among Delta Air Lines, Inc., Cendant Corporation and Robertson Acquisition Corporation.

99.6
Stockholder Agreement, dated September 29, 2004, by and among Northwest Airlines, Inc., Cendant Corporation and Robertson Acquisition Corporation.

99.7
Stockholder Agreement, dated September 29, 2004, by and among United Air Lines, Inc., Cendant Corporation and Robertson Acquisition Corporation.

99.8
Press release dated September 29, 2004.

3

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2004
ORBITZ, INC.
	By:	/s/ RICHARD BUCHBAND Name: Richard Buchband Title: Vice President, Senior Corporate Counsel and Secretary

4

Exhibit Index

Exhibit Number	Description
99.1	Agreement and Plan of Merger, dated September 29, 2004, by and among Cendant Corporation, Robertson Acquisition Corporation and Orbitz, Inc.
99.2	Stockholder Agreement, dated September 29, 2004, by and among Jeffrey G. Katz, Cendant Corporation and Robertson Acquisition Corporation.
99.3	Stockholder Agreement, dated September 29, 2004, by and among American Airlines, Inc., Cendant Corporation and Robertson Acquisition Corporation.
99.4	Stockholder Agreement, dated September 29, 2004, by and among Continental Airlines, Inc., Cendant Corporation and Robertson Acquisition Corporation.
99.5	Stockholder Agreement, dated September 29, 2004, by and among Delta Air Lines, Inc., Cendant Corporation and Robertson Acquisition Corporation.
99.6	Stockholder Agreement, dated September 29, 2004, by and among Northwest Airlines, Inc., Cendant Corporation and Robertson Acquisition Corporation.
99.7	Stockholder Agreement, dated September 29, 2004, by and among United Air Lines, Inc., Cendant Corporation and Robertson Acquisition Corporation.
99.8	Press release dated September 29, 2004.

QuickLinks

  Item 1.01 Entry into a Material Definitive Agreement
  Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index